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                                                                 EXHIBIT 10.6(1)


                                      Record & Return to:
                                                Johnson, Murphy, Hubner,
                                                McKeon, Wubbenhorst & Appelt
                                                51 Route 23 South
                                                Riverdale, New Jersey 07457-70


                              MEMORANDUM OF LEASE

     THIS MEMORANDUM OF LEASE is for official filing purposes only and embodies for those purpose a certain GROUND & EQUIPMENT LEASE ("Lease") made and entered
into on       day of        , 1997, by and between Wade Howell, having an
residence at Route 1, Jennings, Florida 32503 ("Lessor") and Triarco Industries, Inc., a New Jersey Corporation, with a principal place of business at 400 Hamburg Turnpike, Wayne, New Jersey 07470 ("Lessee").

ARTICLE 1. DEMISE OF LEASED PROPERTY
------------------------------------

     Description of Leased Land
     --------------------------
     Lessor leases to Lessee, and Lessee rents and accepts from Lessor, those certain parcels of land in the Township of Jennings, County of Hamilton, State of Florida, identified as (A) Section 18, Township 1 North, Range 12 East, (B)
Section 7, Township 1 North, Range 12 East, (C) Section 6, also known as The Howell Farm, Route 1, Jennings, Florida 32503 and more particularly described on Exhibit "A" annexed hereto and made a part hereof together with the buildings, improvements and the appurtenances thereto appertaining and including, without limitation, rights in streets, easements and rights of way, the land and premises (the "Leased Land").

ARTICLE 2. TERM AND RENT
------------------------

     Term of Lease
     -------------
     Lessee's obligation to pay rent in accordance with this Lease shall be for a term of five (5) years ("Term"), commencing on September l, 1996, and ending on September 1, 2001, unless terminated at an earlier date for any reason set forth in this Lease.

     Option - Terms and Conditions
     -----------------------------
     Lessee shall have three (3) five (5) year options to extend this Lease beyond the expiration date provided in Subsection 2.1.

     Rent
     ----
     Lessee shall pay rent to Lessor, without notice or demand and without abatement, reduction or set-off for any reason, at the office of Lessor or such other place as Lessor may designate in writing.
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ARTICLE 3. USE AND CONSTRUCTION OF IMPROVEMENTS
-----------------------------------------------

     Primary Use
     -----------
     Lessee shall have the right to use the Leased Land & Equipment for any lawful purposes. In this connection, and without detracting from the foregoing, it is understood and agreed that the primary purpose for which the Leased Land & Equipment have been leased is agriculture.

     Lessee's Right to Construct Improvements
     ----------------------------------------
     Lessee shall have the right to construct structures, buildings and other improvements ("Improvements") on the Leased Land, for use in connection with the use of the Leased Land as an agricultural facility, at Lessee's sole cost and expense, with the prior approval of Lessor, which consent shall not be unreasonably withheld. Lessee shall be responsible to obtain all necessary permits and governmental approvals for the Improvements. At the termination of this Lease, Lessee may, but shall not be required to, remove and keep all Improvements but in such case, Lessee shall patch the Leased Land so that any damage done because of the removal of the Improvements is repaired. In the alternative, Lessee may leave the Improvements, which shall become the property of Lessor. The Lessor shall have input, but no decision making authority except as set forth above, in the design and building materials of the Improvements. The Lessor shall have the option at the completion or termination of this Agreement to require Lessee to remove any improvement within ninety (90) days.

ARTICLE 6. LIENS AND ENCUMBRANCES
---------------------------------

     Creation Not Allowed
     --------------------
     Lessee shall not create, permit or suffer any mechanic's or other lien or encumbrance on or affecting the Leased Land or the fee estate or reversion of Lessor except as specifically permitted in this Lease. Except as exist on the date of this Lease, Lessor shall keep the Leased Lands, Equipment and Improvements free and clear of all levies, liens and claims.

     Discharge After Filing or Imposition
     ------------------------------------
     If any lien or encumbrance shall at any time be filed or imposed against the Leased Land or the fee estate or reversion of Lessor, resulting from Lessee's activities, Lessee shall cause the same to be discharged of record within ninety (90) days after notice of the filing or imposition by payment, deposit, bond, order of a court of competent jurisdiction, or as otherwise permitted by law.

     This is a Memorandum of Lease and it no way alters the terms of a certain
GROUND & EQUIPMENT LEASE ("Lease") made and entered into on       day of     ,
1997, by and between Lessor and Lessee. This Memorandum of Lease in no way changes the terms and conditions of the GROUND & EQUIPMENT LEASE, which GROUND & EQUIPMENT LEASE shall control in the event of a conflict.

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     IN WITNESS WHEREOF, Lessor and Lessee have executed and signed this Lease or have caused this Lease to be executed and signed, and corporations have affixed their proper corporate seals on the date above first written.

ATTEST:

/s/ Margie Crozier                            By: /s/ Wade Howell
-------------------------                        ------------------------------
                                                  Wade Howell
                                                  Dated: 17 July 1997


ATTEST:

Margie Crozier                                By: /s/ Christopher Rohde
-------------------------                        ------------------------------
                                                  Triarco Industries, Inc.
                                                  Christopher Rohde
                                                  Dated: 17 July 1997

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